UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2015

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of is subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

On June 1, 2015, we entered a Transaction Agreement, or the Agreement, with TA to acquire and leaseback 30 travel centers for an aggregate purchase price of approximately $397 million, or the Transaction.  The 30 sites include 11 sites which we currently own and where we will acquire some or all of the improvements, land and ancillary property owned by TA.  The Agreement also provides that we will sell five travel centers to TA for approximately $45 million.  The annual net cash rental increase which we expect to realize as a result of our expected net investment of approximately $352 million is approximately $30 million per year, plus percentage rent in the future.

The transactions contemplated by the Agreement are expected to occur at different times, including the following:

•                 We will acquire 25 travel centers, including the 11 sites which we currently own and where we will acquire some or all of the improvements, land and ancillary property owned by TA, for approximately $279 million.  The purchase and leaseback of most of these sites is expected to occur by June 30, 2015; however, TA has the right to delay the closing for a limited number of sites until later in 2015.

•                 We expect to acquire an additional five sites that TA is developing.  The purchase price for these sites will be equal to TA’s development costs which are currently estimated to total up to approximately $118 million.  The purchase and leaseback of these sites is expected to occur before June 30, 2017, as the development of these sites is completed.

•                 We will sell to TA five travel centers that we currently lease to TA and which TA subleases to its franchisees.  These sales are expected to occur before June 30, 2015.

As a result of the Transaction, we agreed to expand and subdivide our existing TA Lease No. 1 under which we currently lease 144 travel centers to TA into four amended and restated leases, or the New TA Leases.  Significant terms of the New TA Leases are summarized below:

•                 The New TA Leases will cover all TA travel centers owned by us (including those being acquired, less those being sold) and will extend the lease terms of these travel centers to December 31, 2026, 2028, 2029 and 2030, respectively.  TA will have the right to extend the term of each New TA Lease for two consecutive renewal terms of 15 years each.

•                 The aggregate annual minimum rent under the New TA Leases after the purchases of properties from and sales of properties to TA described above, excluding the rent related to the properties that will be sold upon completion of development, will be approximately $186 million. The minimum rent under the New TA Leases is subject to adjustment if TA sells to us capital improvements it makes at the leased premises.

•                 Percentage rent, which totaled approximately $3 million in 2014 under our TA Lease No. 1, will be reduced under the New TA Leases to $0 for 2015, and approximately $3 million will be added to the minimum rent under the New TA Leases, which amount is included in aggregate minimum rent described above.  Thereafter, percentage rent will equal 3% of the excess of gross non-fuel revenues in any particular year beginning in 2016, over base year gross non-fuel revenues.

•                 All of TA’s obligations to us will remain guaranteed by TA on a full recourse basis.

•                 The New TA Leases will extend the due date for previously deferred rent under our TA Lease No. 1 in the aggregate amount of approximately $107 million with the portion thereof attributable to each New TA Lease becoming due upon the expiration or earlier termination of the initial term of such lease.

The terms of the Agreement were negotiated and approved by special committees of our Independent Trustees and TA’s independent directors were represented by separate counsel.

The foregoing descriptions of the Agreement, the New TA Leases and related transactions are not complete and are qualified in their entirety by reference to the full text of the Agreement, the forms of the New TA Leases and the forms of the other related agreements, all of which are filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K, and are incorporated by reference herein.

A copy of the press release we issued announcing the transactions contemplated by the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information Regarding Certain Relationships and Related Person Transactions

TA was formerly a 100% owned subsidiary of us until TA’s shares were distributed to our shareholders as a special dividend in 2007.  We are TA’s largest shareholder owning as of June 1, 2015, approximately 8.9% of TA’s outstanding shares, and Mr. Barry Portnoy is one of our Managing Trustees, and is a managing director of TA.  Mr. Thomas O’Brien, the other managing director and the President and Chief Executive Officer of TA, is a former executive officer of ours.  One of TA’s current independent directors, Mr. Arthur Koumantzelis, was one of our Independent Trustees prior to the spin off of TA.  We have significant continuing relationships with TA, including the lease arrangements referred to in this Current Report on Form 8-K.  Mr. Barry Portnoy is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR.  Mr. Adam Portnoy, our other Managing Trustee, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of TA are officers of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR serve as our officers and as certain officers of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE

WORDS SUCH AS “BELIEVE”,  “EXPECT”,  “ANTICIPATE”,  “INTEND”,  “PLAN”,  “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                 THIS CURRENT REPORT STATES THAT THE ANNUAL NET CASH RENTAL INCREASE WHICH WE WILL REALIZE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT WILL BE APPROXIMATELY $30 MILLION PER YEAR, PLUS PERCENTAGE RENT IN THE FUTURE.  THE PURCHASE, LEASE AND SALE OF THE TRAVEL CENTERS DISCUSSED HEREIN ARE EXPECTED TO OCCUR DURING THE NEXT TWO YEARS.  WHEN CERTAIN PROPERTIES ARE SOLD BY US TO TA, OUR RENTAL INCOME WILL DECLINE; AND WHEN PROPERTIES ARE BOUGHT BY US AND LEASED TO TA, OUR RENTAL INCOME WILL INCREASE.  UNTIL THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT ARE FULLY IMPLEMENTED, THE RENTAL INCOME WHICH WE WILL RECEIVE FROM TA MAY DECLINE ON AN INTERIM BASIS AND THE INCREASE IN RENTAL INCOME WE WILL REALIZE MAY BE LESS THAN $30 MILLION PER YEAR.  ALSO, THE PERCENTAGE RENT PAYABLE BY TA TO US IS BASED UPON INCREASES IN THE VALUE OF NON-FUEL SALES OVER CERTAIN THRESHOLD AMOUNTS AT THE SITES LEASED BY TA FROM US.  THERE IS NO GUARANTEE THAT TA’S SALES WILL INCREASE OR THAT ANY PERCENTAGE RENT WILL BE PAID TO US IN THE FUTURE.

•                  THIS CURRENT REPORT STATES SEVERAL TIME PERIODS WHEN CERTAIN SALES ARE EXPECTED TO CLOSE.  LARGE AND COMPLEX REAL ESTATE TRANSACTIONS INVOLVING MULTIPLE LOCATIONS IN MULTIPLE LEGAL JURISDICTIONS LIKE THOSE DESCRIBED HEREIN OFTEN TAKE LONGER THAN ANTICIPATED.  WE CAN PROVIDE NO ASSURANCE THAT THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT WILL OCCUR WITHIN THE TIMES PERIODS SPECIFIED HEREIN AND THEY MAY NOT OCCUR.

•                 THIS CURRENT REPORT STATES THAT WE EXPECT TO ACQUIRE FIVE SITES WHICH TA IS DEVELOPING, THAT THE PURCHASE PRICES FOR THESE SITES WILL BE EQUAL TO TA’S DEVELOPMENT COSTS WHICH ARE ESTIMATED TO BE UP TO APPROXIMATELY $118 MILLION, AND THAT THE PURCHASE AND LEASEBACK OF THESE SITES IS EXPECTED TO OCCUR AS DEVELOPMENT OF THESE SITES IS COMPLETED BEFORE JUNE 30, 2017.  TA HAS BEGUN CONSTRUCTION AT SOME, BUT NOT ALL, OF THESE SITES.  OBTAINING GOVERNMENTAL APPROVALS TO BUILD TRAVEL CENTERS IS OFTEN A COMPLEX AND TIME CONSUMING PROCESS.  WE CAN PROVIDE NO ASSURANCE THAT TA WILL OBTAIN ALL REQUIRED APPROVALS TO DEVELOP ALL FIVE SITES.  IF REQUIRED DEVELOPMENT APPROVALS ARE NOT OBTAINED OR IF CERTAIN SITES ARE NOT DEVELOPED FOR OTHER REASONS, WE MAY ACQUIRE LESS THAN FIVE SITES OR DIFFERENT SITES MAY BE AGREED FOR SALE AND LEASEBACK BETWEEN US AND TA.  IT IS DIFFICULT TO ESTIMATE THE COST TO DEVELOP NEW TRAVEL CENTERS.  WE AND TA HAVE AGREED THAT WE WILL PURCHASE THESE PROPERTIES FOR TA’S COST OF DEVELOPMENT, WHICH IS ESTIMATED TO BE UP TO APPROXIMATELY $118 MILLION, BUT THAT COST MAY BE MORE OR LESS THAN THE $118 MILLION ESTIMATE.  ALSO, CONSTRUCTION OF NEW TRAVEL CENTERS MAY BE DELAYED FOR VARIOUS REASONS SUCH AS LABOR STRIFE, WEATHER CONDITIONS, THE UNAVAILABILITY OF CONSTRUCTION MATERIALS, ETC.; AND THE PURCHASE AND LEASEBACK OF THESE SITES MAY BE DELAYED BEYOND JUNE 30, 2017.

•                 THIS CURRENT REPORT STATES THAT THE TERMS OF THE AGREEMENT WERE NEGOTIATED AND APPROVED BY SPECIAL COMMITTEES OF OUR INDEPENDENT TRUSTEES AND TA’S INDEPENDENT DIRECTORS WHO WERE REPRESENTED BY SEPARATE COUNSEL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES.  WE AND TA ARE AFFILIATED BECAUSE WE HAVE A COMMON BOARD MEMBER, BECAUSE WE BOTH HAVE CERTAIN MANAGEMENT CONTRACTS WITH THE SAME COMPANY AND OTHERWISE.  ALSO, AN AGREEMENT WHICH WAS ENTERED INTO BY US AND TA AT THE TIME TA WAS SPUN OUT OF US TO BECOME A SEPARATE PUBLIC COMPANY GRANTS US CERTAIN RIGHTS OF FIRST REFUSAL REGARDING TA’S REAL ESTATE TRANSACTIONS.  ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT THE TERMS OF THE AGREEMENTS DESCRIBED HEREIN ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

10.1      Transaction Agreement, dated as of June 1, 2015, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TravelCenters of America Holding Company LLC, TA Leasing LLC and TA Operating LLC.

10.2                    Form of Amended and Restated Lease No. 1 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-1 to Exhibit 10.1 to this Current Report on Form 8-K).

10.3                    Form of Amended and Restated Lease No. 2 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-2 to Exhibit 10.1 to this Current Report on Form 8-K).

10.4                    Form of Amended and Restated Lease No. 3 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-3 to Exhibit 10.1 to this Current Report on Form 8-K).

10.5                    Form of Amended and Restated Lease No. 4 by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (included as Exhibit C-4 to Exhibit 10.1 to this Current Report on Form 8-K).

10.6                    Form of Amendment to Lease Agreement by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (included as Exhibit D to Exhibit 10.1 to this Current Report on Form 8-K).

10.7                    Form of Property Exchange Agreement by and among Hospitality Properties Trust, HPT TA Properties Trust,

HPT TA Properties LLC, TravelCenters of America LLC, and TA Operating LLC (included as Exhibit B-1 to Exhibit 10.1 to this Current Report on Form 8-K).

10.8                    Form of Sales Agreement between an HPT entity and TA Operating LLC (included as Exhibit B-2 to Exhibit 10.1 to this Current Report on Form 8-K).

10.9                    Form of Development Property Agreement between an HPT entity and TA Operating LLC (included as Exhibit B-3 to Exhibit 10.1 to this Current Report on Form 8-K).

10.10            Form of Guaranty Agreement by TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust, HPT TA Properties LLC (included as Exhibit E to Exhibit 10.1 to this Current Report on Form 8-K).

99.1                      Press release dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: June 4, 2015